EXHIBIT 99.1

JOINT FILING AGREEMENT

Each of the undersigned, pursuant to Rule 13d-1(k)(1) under the Act, hereby agrees and acknowledges that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the Class A Common Stock and the information required by this Schedule 13G, to which this Agreement is attached as an exhibit, is filed on behalf of them. The undersigned further agree that any further amendments or supplements thereto shall also be filed on behalf of each of them.

Dated: February 14, 2022

ICONIQ Strategic Partners III, L.P., a Cayman
Islands exempted limited partnership

By: ICONIQ Strategic Partners III GP, L.P., a
Cayman Islands Exempted limited partner, its General Partner

By: ICONIQ Strategic Partners III TT GP, Ltd, a
Cayman Islands exempted company, its General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners III-B, L.P., a Cayman
Islands exempted limited partnership

By: ICONIQ Strategic Partners III GP, L.P., a
Cayman Islands exempted limited partnership, its General Partner

By: ICONIQ Strategic Partners III TT GP, Ltd., a
Cayman Islands exempted company, its
General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners IV, L.P., a Cayman
Islands exempted limited partnership

By: ICONIQ Strategic Partners IV GP, L.P., a
Cayman Islands exempted limited partnership, its General Partner

By: ICONIQ Strategic Partners IV TT GP, Ltd., a
Cayman Islands exempted company, its
General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners IV-B, L.P., a
Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners IV GP, L.P., a
Cayman Islands exempted limited partnership, its General Partner

By: ICONIQ Strategic Partners IV TT GP, Ltd., a Cayman Islands exempted company, its
General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners V, L.P., a Cayman
Islands exempted limited partnership

By: ICONIQ Strategic Partners V GP, L.P., a
Cayman Islands exempted limited partnership, its General Partner

By: ICONIQ Strategic Partners V TT GP, Ltd., a Cayman Islands exempted company, its
General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners V-B, L.P., a
Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners V GP, L.P., a
Cayman Islands exempted limited partnership, its General Partner

By: ICONIQ Strategic Partners V TT GP, Ltd., a Cayman Islands exempted company, its
General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners III GP, L.P., a
Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners III TT GP, Ltd., a
Cayman Islands exempted company, its
General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners III TT GP, Ltd., a
Cayman Islands exempted company

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners IV GP, L.P., a
Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners IV TT GP, Ltd., a Cayman Islands exempted company, its
General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners IV TT GP, Ltd., a
Cayman Islands exempted company

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners V GP, L.P., a
Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners V TT GP, Ltd., a Cayman Islands exempted company, its
General Partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners V TT GP, Ltd., a
Cayman Islands exempted company

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Investment Holdings, LP, a Delaware
limited partnership

By: ICONIQ Capital Group GP, LLC, a Delaware
limited liability company, its general partner

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Capital Group GP, LLC, a
Delaware limited liability company

By: Kevin Foster
Title: Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

Divesh Makan

/s/ Divesh Makan
Signature of Reporting Person

William J.G. Griffith

/s/ William J.G. Griffith
Signature of Reporting Person

Matthew Jacobson

/s/ Matthew Jacobson
Signature of Reporting Person